usbank.

May 2, 2023

ProAssurance Corporation
Attn: Larry Cochran
100 Brookwood Place
Birmingham, Alabama 35209
Phone:
Legal Entity Identifier: 54930015E5J57R675E89

Re: Swap Transaction between U.S. Bank National Association and ProAssurance Corporation

U.S. Bank Reference Number: 1660391 / 1660391A

Ladies/Gentlemen:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2021 ISDA Interest Rate Derivatives Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "2021 Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of , as amended and supplemented from time to time (the "ISDA Master Agreement"), between U.S. Bank National Association (**"U.S. Bank"**) and ProAssurance Corporation (**"Counterparty"**). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms:

U.S. Bank Legal Entity Identifier:	6BYL5QZYBDK8S7L73M02
Counterparty Legal Entity Identifier:	54930015E5J57R675E89
Unique Transaction Identifier:	6BYL5QZYBDK8S7L73M02754E8492D50B482BB60D04D2F9864DDF
Type of Transaction:	Interest Rate Swap
Notional Amount:	USD 125,000,000.00 (See below Notional Schedules)
Trade Date:	May 2, 2023
Effective Date:	December 29, 2023
Termination Date:	March 31, 2028, subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Amount Payer:	**Counterparty**
Fixed Amount Payer Payment Dates:	Beginning March 29, 2024, and thereafter on the last day of each June, September, December and March, to and

	including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Amount Payer Period End Dates:	Beginning March 29, 2024, and thereafter on the last day of each June, September, December and March, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Rate:	3.207%
Fixed Rate Day Count Fraction:	Actual/360
Business Days:	New York
Floating Amount Payer:	**U.S. Bank**
Floating Amount Payer Payment Dates:	Beginning March 29, 2024, and thereafter on the last day of each June, September, December and March, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Floating Amount Payer Period End Dates:	Beginning March 29, 2024, and thereafter on the last day of each June, September, December and March, to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.
Floating Rate for Initial Calculation Period:	To be determined (subject to terms described under "Floating Rate for Calculation Periods")
Floating Rate for Calculation Periods:	The Floating Rate will be determined by the Floating Rate Option, but if the Floating Rate determined for any Calculation Period is less than -0.1% then the Floating Rate for the period will be -0.1%.
Floating Rate Option:	USD-SOFR CME Term
Floating Rate Day Count Fraction:	Actual/360
Designated Maturity:	3 Months
Spread:	None
Reset Dates:	The first day of each Calculation Period
Compounding:	Not Applicable
Business Days:	New York
Calculation Agent:	As set forth in the ISDA Master Agreement
Payments to U.S. Bank:	Please refer to the Payment Method Form above.

Payments to Counterparty: Please provide

2. **Representations**. This Confirmation is a legal, valid and binding obligation of each party, enforceable against each party. Each party is hereby deemed to represent to the other party that: (A) it is acting for its own account, and it has made its own independent decisions to enter into the Transaction and that the Transaction is appropriate or proper for it based upon its own judgment or upon advice from its advisors; (B) it is not relying on any of the other party's communications as investment advice or as a recommendation to enter into the Transaction, it being understood that information and explanations related to the Transaction's terms and conditions shall not be considered investment advice or a recommendation to enter into the Transaction; (C) it has not received from the other party any assurance or guarantee as to the Transaction's expected results; (D) it is, on its own behalf or through independent professional advice, capable of evaluating and understanding and understands and accepts the Transaction's terms, conditions, and risks; (E) the other party is not acting as a fiduciary or an advisor for it in respect of the Transaction; and (F) it is an "eligible contract participant" under the regulations promulgated by the CFTC.

3. **Regulatory compliance.** While the Transaction is outstanding, Counterparty will remain obligated to deliver information to U.S. Bank as may be required by U.S. Bank or any applicable regulators.

4. **Mid-Market**. The Mid-Market Mark at time of trade: 3.1525%

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation enclosed for that purpose and returning a copy via fax or email to:

U.S. Bank National Association
Attention: Derivatives Product Group
Fax#: 855-203-9959
Email: derivatives.documents@usbank.com

U.S. Bank National Association

Giovanni A Collecchia

By: Giovanni A. Collecchia
Title: Vice President

Accepted and confirmed as of the date first above written:

ProAssurance Corporation

Dana S. Hendricks

By: Dana S. Hendricks
Title: CFO

FIXED RATE LEG NOTIONAL SCHEDULE

Date (from and including)	Notional Amount
December 29, 2023	USD 125,000,000.00
March 29, 2024	USD 125,000,000.00
June 28, 2024	USD 123,437,500.00
September 30, 2024	USD 121,875,000.00
December 31, 2024	USD 120,312,500.00
March 31, 2025	USD 118,750,000.00
June 30, 2025	USD 117,187,500.00
September 30, 2025	USD 115,625,000.00
December 31, 2025	USD 114,062,500.00
March 31, 2026	USD 112,500,000.00
June 30, 2026	USD 109,375,000.00
September 30, 2026	USD 106,250,000.00
December 31, 2026	USD 103,125,000.00
March 31, 2027	USD 100,000,000.00
June 30, 2027	USD 96,875,000.00
September 30, 2027	USD 93,750,000.00
December 31, 2027	USD 90,625,000.00

(dates have been adjusted subject to applicable Business Day Convention)

FLOATING RATE LEG NOTIONAL SCHEDULE

Date (from and including)	Notional Amount
December 29, 2023	USD 125,000,000.00
March 29, 2024	USD 125,000,000.00
June 28, 2024	USD 123,437,500.00
September 30, 2024	USD 121,875,000.00
December 31, 2024	USD 120,312,500.00
March 31, 2025	USD 118,750,000.00
June 30, 2025	USD 117,187,500.00
September 30, 2025	USD 115,625,000.00
December 31, 2025	USD 114,062,500.00
March 31, 2026	USD 112,500,000.00
June 30, 2026	USD 109,375,000.00
September 30, 2026	USD 106,250,000.00
December 31, 2026	USD 103,125,000.00
March 31, 2027	USD 100,000,000.00
June 30, 2027	USD 96,875,000.00
September 30, 2027	USD 93,750,000.00
December 31, 2027	USD 90,625,000.00

(dates have been adjusted subject to applicable Business Day Convention)